Bear Stearns CUFS® MLP Mortgage Portfolio

 (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated April 18, 2012

to the Prospectus dated December 31, 2009, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

On April 10, 2012, the Board of Directors of The RBB Fund, Inc. (the “Board”) approved a plan of liquidation and termination (the “Plan”) providing for the liquidation of the Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”).  Shareholders of the Portfolio unanimously approved the Plan as of April 11, 2012.  The liquidation is expected to occur on or about May 30, 2012 (the “Liquidation”).  However, in the event that a shareholder of the Portfolio requests a redemption of all or any portion of the shares in the Portfolio held by it, the Board has approved the liquidation of the Portfolio within no more than seven (7) days after the date of such redemption request in order not to disadvantage the Portfolio’s remaining shareholders.

Effective May 1, 2012, daily dividends will be suspended.  As disclosed in the Prospectus, the Portfolio is permitted to depart from its stated investment objective and policies and to hold any portion or all of its assets, as a temporary defensive measure, in cash, cash equivalents and all types of money market securities.  In anticipation of the Liquidation, the Portfolio plans to convert all U.S. government agency-backed securities and derivative positions held by the Portfolio to cash or cash equivalent instruments which will be held until the Liquidation.  All other investments including non-U.S. government agency-backed securities will be distributed in-kind, provided that cash will be paid for any securities that cannot be distributed pro-ratably due to minimum denomination or tradable lot requirements or other practical limitations.

Upon the Liquidation, each remaining shareholder of record of the Portfolio will receive a pro rata distribution, in cash and in-kind, of all of the remaining assets of the Portfolio (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Portfolio).

The Liquidation will not result in income tax liability for shareholders that are exempt from Federal and other income taxes on income and gain attributable to their ownership of shares of the Portfolio. Shareholders should consult their own tax advisors, however, for advice with respect to tax matters relevant to their particular circumstances.

Please retain this Supplement for future reference.